UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): April 11, 2007



                         Fischer-Watt Gold Company, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Nevada                           0-22515                    88-0227654
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                                 2582 Taft Court
                               Lakewood, CO 80215
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 232-0292
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
---------    ------------

     On January 25, 2007, Fischer-Watt Gold Company, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") among the Company, Rogue River Resources Corp. ("Rogue River") and Minera Montoro, S.A. De C.V., the Company's Mexican subsidiary ("Minera Montoro"), and completed the first tranche of the sale of its 65% ownership interest in Minera Montoro to Rogue River. (See Form 8-K, and Exhibit 10.1 and Exhibit 99.1 filed February 1,
2007).

     On April 11, 2007, the Company issued a press release announcing that it had completed the second tranche of the three tranche sale of its ownership interest in Minera Montoro to Rogue River. The Company received $745,000 from Rogue River for 31% of its share ownership in Minera Montoro. A copy of the press release is included herewith as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.
---------    ---------------------------------

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

              99.1 News Release, dated April 11, 2007, announcing completion of the second tranche of Mexican asset sale.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FISHER-WATT GOLD COMPANY, INC.


                                      By: /s/ Peter Bojtos
                                          --------------------------------------
                                          Peter Bojtos, Chief Executive Officer


April 12, 2007

                                  EXHIBIT INDEX



Exhibit Number       Description
--------------       -----------

     99.1 News Release, dated April 11, 2007, announcing completion of the second tranche of Mexican asset sale